UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CYRUSONE INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Team –

Today, we are embarking on an exciting next step in our journey to be at the forefront of the data center industry and the partner of choice to the world’s leading companies. Moments ago, we announced that we have entered into an agreement under which KKR and Global Infrastructure Partners (“GIP”) will acquire CyrusOne for $90.50 per share in cash. The transaction is valued at approximately $15 billion. You can read the press release we issued on the Investor Relations page of our website here (https://investor.cyrusone.com/news-releases/news-release-details/cyrusone-be-acquired-kkr-and-global-infrastructure-partners-15).

In case you’re not familiar with them, KKR is a leading global investment firm and GIP is one of the world’s leading infrastructure investors. With over $459 billion in assets under management, KKR is a long-term investor who partners with leading companies to grow great businesses and is one of the most active infrastructure and real estate investors around the world. Similarly, with approximately $79 billion in assets under management, the funds and investment platforms managed by GIP invest in infrastructure assets and businesses, particularly in the energy, transport, digital, and water / waste infrastructure sectors where GIP possesses deep experience and relationships.

An Exciting Path Forward

This milestone was only possible because of the tremendous work by the entire CyrusOne team. We have built one of the world’s leading data center companies with a presence across key U.S and European markets, supporting our customers’ mission-critical digital infrastructure. We expect this transaction to accelerate our global expansion and help us deliver the timely and reliable solutions at scale that our customers value.

What to Expect

We expect the transaction to close in the second quarter of 2022, subject to satisfaction of customary closing conditions, regulatory and stockholder approvals. Upon completion of the transaction, CyrusOne will become a private company, wholly owned by KKR and GIP.

Becoming a privately-owned company will have little or no effect on most employees’ day-to-day responsibilities, and we expect to conduct our business as usual. KKR and GIP are investing in CyrusOne because they believe in our vision, our strategy and most importantly, our team. This transaction is about building on our already strong foundation to take CyrusOne to the next level. This agreement is a true testament to how far we have come and the significant growth and opportunity that lies ahead. We remain as focused as ever on delivering the best solutions for our customers, and we know that we have the best team in the industry to do just that.

We recognize that you may have questions. Please also join me and the senior team for an all-teammate Town Hall today at 10:00am CST (calendar invite to follow). We look forward to providing more context around this announcement and to answering your questions.

I want to emphasize that none of this would have been possible without your dedication to our company and the customers who rely on us.

I hope you share my excitement about the path forward!

Dave

Please note: Consistent with company policy, if you receive any calls from the media, please forward them to David Baum at Allison+Partners, 732.616.2864 or David.baum@allisonpr.com. Inquiries from investors or analysts should be forwarded to Michael Schafer, Senior Vice President, Finance, at 972-350-0060 or investorrelations@cyrusone.com.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the proposed merger, CyrusOne will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CyrusOne intends to mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS AND STOCKHOLDERS OF CYRUSONE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about CyrusOne once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov or free of charge from CyrusOne by directing a request to CyrusOne’s Investor Relations Department at 972-350-0060 or investorrelations@cyrusone.com.

Participants in the Solicitation

CyrusOne and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CyrusOne’s stockholders in connection with the proposed merger. Information about the directors and executive officers of CyrusOne is set forth in its proxy statement for its 2021 annual meeting of stockholders on Schedule 14A filed with the SEC on April 8, 2021, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.
Cautionary Statement Regarding Forward-Looking Statements

The information included herein, together with other statements and information publicly disseminated by CyrusOne, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. CyrusOne intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions.
In particular, statements pertaining to CyrusOne’s capital resources, portfolio performance, financial condition and results of operations contain certain forward-looking statements. Likewise, all of CyrusOne’s statements regarding anticipated growth in CyrusOne’s funds from operations and anticipated market conditions, demographics and results of operations are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) CyrusOne’s proposed merger with the acquiring consortium (the “Buyer”) may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect CyrusOne or the expected benefits of the proposed merger or that the approval of CyrusOne’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed merger; (iii) the ability of Buyer to obtain debt financing in connection with the proposed merger; (iv) the possibility that competing offers or acquisition proposals for CyrusOne will be made; (v) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances which would require CyrusOne to pay a termination fee or other expenses; (vii) the effect of the announcement or pendency of the merger on CyrusOne’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from CyrusOne’s ongoing business operations; (ix) the risk that shareholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; (x) the potential widespread and highly uncertain impact of public health outbreaks, epidemics and pandemics, such as the COVID-19 pandemic; (xi) loss of key customers; (xii) indemnification and liability provisions as well as service level commitments in CyrusOne’s contracts with customers imposing significant costs on CyrusOne in the event of losses; (xiii) economic downturn, natural disaster or oversupply of data centers in the limited geographic areas that CyrusOne serves; (xiv) risks related to the development of CyrusOne’s properties including, without limitation, obtaining applicable permits, power and connectivity and CyrusOne’s ability to successfully lease those properties; (xv) weakening in the fundamentals for data center real estate, including but not limited to, increased competition, falling market rents, decreases in or slowed growth of global data, e-commerce and demand for outsourcing of data storage and cloud-based applications; (xvi) loss of access to key third-party service providers and suppliers; (xvii) risks of loss of power or cooling which may interrupt CyrusOne’s services to its customers; (xviii) inability to identify and complete acquisitions and operate acquired properties; (xix) CyrusOne’s failure to obtain necessary outside financing on favorable terms, or at all; (xx) restrictions in the instruments governing CyrusOne’s indebtedness; (xxi) risks related to environmental, social and governance matters; (xxii) unknown or contingent liabilities related to CyrusOne’s acquisitions; (xxiii) significant competition in CyrusOne’s industry; (xxiv) recent turnover, or the further loss of, any of CyrusOne’s key personnel; (xxv) risks associated with real estate assets and the industry; (xxvi) failure to maintain CyrusOne’s status as a real estate investment trust (“REIT”) or to comply with the highly technical and complex REIT provisions of the Internal Revenue Code of 1986, as amended (the “Code”); (xxvii) REIT distribution requirements could adversely affect CyrusOne’s ability to execute its business plan; (xviii) insufficient cash available for distribution to stockholders; (xxix) future offerings of debt may adversely affect the market price of CyrusOne’s common stock; (xxx) increases in market interest rates will increase CyrusOne’s borrowing costs and may drive potential investors to seek higher dividend yields and reduce demand for CyrusOne’s common stock; (xxxi) market price and volume of stock could be volatile; (xxxii) risks related to regulatory changes impacting CyrusOne’s customers and demand for colocation space in particular geographies; (xxxiii) CyrusOne’s international activities, including those conducted as a result of land acquisitions and with respect to leased land and buildings, are subject to special risks different from those faced by CyrusOne in the United States; (xxxiv) the continuing uncertainty about the future relationship between the United Kingdom and the European Union following the United Kingdom’s withdrawal from the European Union; (xxxv) expanded and widened price increases in certain selective materials for data center development capital expenditures due to international trade negotiations; (xxxvi) a failure to comply with anti-corruption laws and regulations; (xxxvii) legislative or other actions relating to taxes; (xxxviii) any significant security breach or cyber-attack on CyrusOne or its key partners or customers; (xxxix) the ongoing trade conflict between the United States and the People’s Republic of China; (xl) increased operating costs and capital expenditures at CyrusOne’s facilities, including those resulting from higher utilization by CyrusOne’s customers, general market conditions and inflation, exceeding revenue growth; and (xli) other factors affecting the real estate and technology industries generally.

While forward-looking statements reflect CyrusOne’s good faith beliefs, they are not guarantees of future performance. For a further discussion of these and other factors that could impact CyrusOne’s future results, performance or transactions, see Part I, Item 1A. “Risk Factors” of CyrusOne’s Annual Report on Form 10-K for the year ended December 31, 2020, and CyrusOne’s other filings with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. We disclaim any obligation other than as required by law to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or for new information, data or methods, future events or other changes.